UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

NEWPORT GOLD, INC.
(Exact name of Registrant as specified in charter)

Nevada	0001289223	000-00000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 - 1495 Ridgeview Drive, Reno, Nevada 89509		89509
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(905) 542-4990

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 8.01 OTHER EVENTS.

Press Release

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

  Financial Statements of Business Acquired. N/A

  Pro forma financial information. N/A

  Exhibits.

As described in Item 8.01 of this Report, the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No. __________	_______________
99.1	Press Release dated August 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

Newport Gold, Inc.

By:__/s/ Derek Bartlett
___________________________________________
Derek Bartlett, President

Dated: August 17, 2007